Exhibit 99.1

Execution Version

FORBEARANCE AGREEMENT (CONEMAUGH)

This FORBEARANCE AGREEMENT (CONEMAUGH) (this “Agreement”) is entered into as of January 3, 2018 by and among (i) certain Holders signatory hereto (the “Consenting Certificateholders”) of the Pass Through Trust Certificates (the “Certificates”); (ii) PSEGR Conemaugh Generation, LLC, a Delaware limited liability company (the “Owner Participant”); (iii) Conemaugh Lessor Genco LLC, a Delaware limited liability company (the “Owner Lessor”); (iv) Wilmington Trust Company, a Delaware banking corporation (“Wilmington”), in its own capacity and as a manager under the LLC Agreement; and (v) NRG REMA LLC, a Delaware limited liability company, as successor to Reliant Energy Mid-Atlantic Power Holdings, LLC (the “Facility Lessee”), with respect to the Participation Agreement, dated as of August 24, 2000 with respect to the undivided interest of the Conemaugh Facility, entered into by and among the parties described in clauses (i) through (v) (as amended from time to time, the “Participation Agreement”).  Capitalized terms used herein, including in this Preamble, and not otherwise defined shall have the meanings given such terms in Appendix A to the Participation Agreement.

RECITALS

WHEREAS, (i) pursuant to Section 5.8 of the Participation Agreement, the Facility Lessee is required to maintain Qualifying Credit Support for the benefit of the Owner Lessor and (ii) pursuant to Section 5.8(a) of the Participation Agreement, the required available amount of such Qualifying Credit Support is adjusted from time to time in accordance with the Participation Agreement and is set to increase by $15,776,500 on January 13, 2018 (such increase, the “Required QCS Adjustment”);

WHEREAS, the Facility Lessee cannot comply with the Required QCS Adjustment and (i) a Lease Event of Default will therefore exist under Section 16(l) of that certain Facility Lease Agreement, dated as of August 24, 2000, between the Owner Lessor and the Facility Lessee; (ii) a Lease Indenture Event of Default will therefore exist under Section 4.1(a) of that certain Lease Indenture of Trust, Mortgage and Security Agreement, dated as of August 24, 2000, between the Owner Lessor and Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, as successor in interest to Bankers Trust Company (“Deutsche”), in its capacity as Lease Indenture Trustee (the “Lease Indenture Trustee”); and (iii) a Pass Through Event of Default will therefore exist under Section 6.1 of that certain Pass Through Trust Agreement C, dated as of August 24, 2000, between Deutsche, as Pass Through Trustee (the “Pass Through Trustee”) and the Facility Lessee ((i) through (iii) collectively, the “Specified Defaults”);

WHEREAS, as a result of the Specified Defaults, the Consenting Certificateholders will have the immediate right (after giving effect to any applicable grace period and subject to any other conditions set forth in the Operative Documents) to direct the Pass Through Trustee to direct the Lease Indenture Trustee to exercise any and all remedies under the Lease Indenture, including, without limitation, (a) the initiation or continuation of any legal action against the Facility Lessee, (b) instructing the Lease Indenture Trustee to take any action permitted under the Operative Documents or applicable law, (c) taking any action with respect to the effects of a Lease Event of Default, Lease Indenture Event of Default, Pass

Through Event of Default, or any other breach and/or default or event of default under the Operative Documents, and (d) the preparation for or initiation of any legal process for payment or otherwise permitted under the Operative Documents or applicable law (including but not limited to, any enforcement action) (collectively, any or all such rights and remedies the “Rights and Remedies”);

WHEREAS, to facilitate negotiations for the amicable resolution and settlement of various issues between the parties to the Operative Documents, including a potential restructuring or recapitalization transaction involving the Facility Lessee, Owner Lessor, Owner Participant, Consenting Certificateholders and/or the Operative Documents (the “Potential Transaction”), the Facility Lessee has requested that Wilmington, the Owner Lessor, Owner Participant and the Consenting Certificateholders (collectively, the “Forbearing Parties”) agree to forbear, during the Forbearance Period (as defined below), from (i) exercising their Rights and Remedies and (ii) taking any action with respect to the effects of a Lease Event of Default, Lease Indenture Event of Default, Pass Through Event of Default, or any other breach and/or default or event of default under the Operative Documents, in each case solely to the extent arising from the occurrence and continuation of the Specified Defaults to the extent it may result in the occurrence of a Lease Event of Default, Lease Indenture Event of Default, Pass Through Event of Default, or any other breach and/or default or event of default under the Operative Documents, subject to the terms and conditions of this Agreement; and

WHEREAS, the Forbearing Parties are willing to provide the foregoing forbearance on the terms and subject to the conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth, and intending to be legally bound, the parties hereto agree as follows.

1.                                      Acknowledgements.

(a)                                 The Facility Lessee hereby ratifies and affirms the Operative Documents and acknowledges that the Operative Documents are in full force and effect.  The Facility Lessee agrees that the Operative Documents to which it is a party constitute valid and binding obligations and agreements of the Facility Lessee enforceable against the Facility Lessee in accordance with their respective terms;

(b)                                 Neither the Facility Lessee, on the one hand, nor Wilmington, the Owner Lessor, Owner Participant, Lease Indenture Trustee, the Pass Through Trustee and the Consenting Certificateholders on the other hand, have otherwise waived, released or compromised, and do not hereby waive, release or compromise, and may never waive, release or compromise any events, occurrences, acts, or omissions that may constitute or give rise to any breaches, Lease Events of Default, Lease Indenture Events of Default, Pass Through Events of Default or Significant Lease Defaults, including without limitation the Specified Defaults, that existed or may have existed, exist or may currently exist, or may arise in the future, nor do any of the Forbearing Parties waive any Rights and Remedies, including without limitation, the right to charge default interest or to direct the Pass Through Trustee to direct the Lease Indenture Trustee to commence to exercise the remedy of foreclosure as to any property pledged as collateral in connection with the Operative Documents, nor does the Facility Lessee waive any rights, remedies or claims to which it may be entitled as a result of the Specified Defaults;

(c)                                  The execution and delivery of this Agreement shall not:  (i) constitute an extension, modification, amendment, or waiver of any aspect of any of the Operative Documents; (ii) extend the terms of the Facility Leases, the Lessor Notes, Pass Through Certificates or the due date of any of the foregoing; (iii) give rise to any obligation on the part of the Forbearing Parties or the Facility Lessee to extend, modify, amend, or waive any term or condition of the Facility Leases, the Lessor Notes or Pass Through Certificates; (iv) establish any course of dealing with respect to the Facility Leases, the Lessor Notes or Pass Through Certificates; or (v) give rise to any defenses or counterclaims to the right of the Forbearing Parties to compel payment of or under the Facility Leases, the Lessor Notes or Pass Through Certificates or otherwise enforce their rights and remedies set forth in the Operative Documents;

(d)                                 Except as expressly provided herein (including Section 2 hereof), the Forbearing Parties’ agreement to forbear in the exercise of their Rights and Remedies solely with respect to the Specified Defaults and to forbear from taking any action with respect to the effects of a Lease Event of Default, Lease Indenture Event of Default, Pass Through Event of Default arising from the Specified Defaults, or any other breach and/or default or event of default under the Operative Documents arising from the Specified Defaults, and to perform as provided herein shall not invalidate, impair, negate or otherwise affect the Forbearing Parties’ ability to exercise (or the Consenting Certificateholders’ ability to direct the Pass Through Trustee to direct the Lease Indenture Trustee to exercise) their respective Rights and Remedies under the Operative Documents, or affect the ability of the Facility Lessee to exercise any rights or remedies in respect of the Specified Defaults and otherwise.

2.                                      Forbearance.

(a)                                 Forbearance.  In consideration of the Facility Lessee’s agreement of timely and strict compliance with the terms of this Agreement, and in reliance upon the representations, warranties, agreements and covenants of Facility Lessee set forth herein, subject to the satisfaction of each of the conditions precedent to the effectiveness of this Agreement, from the Agreement Effective Date (as defined below) until the Termination Date (as defined below), each Forbearing Party (severally and not jointly) hereby agrees to forbear (the “Forbearance”) from:  (i) exercising any of the Rights and Remedies under the Operative Documents or applicable law solely with respect to the Specified Defaults, and (ii) taking any action with respect to the effects of a Lease Event of Default, Lease Indenture Event of Default, Pass Through Event of Default, or any other breach and/or default or event of default under the Operative Documents (if any), in each case with respect to the Specified Defaults.

(b)                                 Forbearance Period.  The Forbearance shall commence on the Agreement Effective Date (defined below) and continue until the earlier of (a) the later of (i) April 15, 2018 at 12:01 a.m. New York City time and (i) two (2) weeks following the date on which the Owner Lessor, Owner Participant and/or the Consenting Certificateholders have provided written notice to the Facility Lessee of its intention to terminate this Agreement, and (b) the date on which any Event of Termination (as defined below) shall have occurred (the earlier of (a) and (b), the “Termination Date” and the period commencing on the Agreement Effective Date and ending on the Termination Date, the “Forbearance Period”).  On the Termination Date, the Forbearance shall immediately and automatically terminate and shall thereafter have no further force or effect, and, other than as expressly provided below, each Forbearing Party shall be immediately and automatically released from any and all obligations and agreements under this Agreement. Other than as expressly provided below, from and after the Termination Date, the Forbearing Parties shall be entitled to exercise (and the Consenting Certificateholders shall be entitled to direct the Pass Through Trustee to direct the Lease Indenture Trustee to exercise) any of the Rights and Remedies as if this Agreement had never existed, and all of the Rights and Remedies under the Operative Documents and in law and in equity shall be available without restriction or modification, as if the Forbearance had not occurred.

(c)                                  Notwithstanding anything to the contrary herein, the Consenting Certificateholders shall direct the Pass Through Trustee to direct the Lease Indenture Trustee not to assert any Rights and Remedies during the Forbearance Period or take any action not consistent with the this Agreement and, notwithstanding any termination of this Forbearance Agreement in accordance with the terms hereof, the Consenting Certificateholders agree to direct the Pass Through Trustee to direct the Lease Indenture Trustee not to exercise any Rights or Remedies, assert liability on the part of or seek damages from the Facility Lessee for any Specified Default during the Forbearance Period. Furthermore, this Agreement shall constitute such directions on the part of the Consenting Certificateholders to the Pass Through Trustee.

(d)                                 Notwithstanding anything to the contrary herein, during the Forbearance Period the Facility Lessee may take any action it is permitted or required to take under the Operative Documents, in the ordinary course of operating and maintaining its business, as though no Lease Event of Default, Lease Indenture Event of Default, Pass Through Event of Default or any other breach and/or default or event of default under the Operative Documents with respect to the Specified Defaults has occurred or is continuing and, notwithstanding any termination of this Forbearance Agreement in accordance with the terms hereof, the Consenting Certificateholders agree not to direct the Pass Through Trustee to direct the Lease Indenture Trustee to exercise any Rights or Remedies, to assert liability on the part of the Facility Lessee or to seek damages from the Facility Lessee for any such action taken during the Forbearance Period (and shall direct the Pass Through Trustee to direct the Lease Indenture Trustee not to exercise Rights or Remedies, assert such liability or seek such damages); provided, however, that the provisions of this subsection 2(d) shall not apply to the negative covenants set forth in Sections 5.3 through 5.6 of the Participation Agreement. Furthermore, this Agreement shall constitute such directions on the part of the Consenting Certificateholders to the Pass Through Trustee.

3.                                      Conditions Precedent to Effectiveness of this Agreement.  This Agreement shall become effective only upon satisfaction in full of all of the following conditions precedent (the date on which such all of the conditions are satisfied, the “Agreement Effective Date”).

(a)                                 This Agreement shall have been executed by the Facility Lessee, on the one hand, and by Wilmington, the Owner Lessor, Owner Participant and the Consenting Certificateholders, on the other hand.

(b)                                 The Facility Lessee shall have paid to O’Melveny & Myers LLP (“OMM”), as counsel to the Owner Lessor and Owner Participant, all accrued and unpaid reasonable and documented fees and out-of-pocket costs and expenses of OMM through December 31, 2017, pursuant to invoices presented for payment on or prior to the date hereof.

(c)                                  The Facility Lessee shall have paid to Guggenheim Partners, LLC (“Guggenheim”), as financial advisor to the Owner Lessor and Owner Participant, all accrued and unpaid reasonable and documented fees and out-of-pocket costs and expenses of Guggenheim through December 31, 2017, pursuant to invoices presented for payment on or prior to the date hereof.

(d)                                 The Facility Lessee shall have paid to Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul, Weiss”), as counsel to the Consenting Certificateholders, all accrued and unpaid reasonable and documented fees and out-of-pocket costs and expenses of Paul, Weiss through December 31, 2017, pursuant to invoices presented for payment on or prior to the date hereof.

(e)                                  The Facility Lessee shall have paid to Houlihan Lokey Capital, Inc. (“Houlihan Lokey”), as financial advisor to the Consenting Certificateholders, all accrued and unpaid reasonable and documented fees and out-of-pocket costs and expenses of Houlihan Lokey through December 31, 2017, pursuant to invoices presented for payment on or prior to the date hereof.

(f)                                   The Facility Lessee shall have made the full payment of Periodic Lease Rent, and the Owner Lessor shall have made the full payment of principal and interest on the Notes, both of which are scheduled to be paid on January 2, 2018.

4.                                      Representations and Warranties.  In consideration of the foregoing agreements, except as otherwise specified in this Section 4, the Facility Lessee represents and warrants to each Forbearing Party, and each Forbearing Party severally but not jointly hereby represents and warrants to the Facility Lessee, as follows.

(a)                                 Such party is duly organized, is validly existing and is not in violation in any respect of any term of its charter, bylaws or other constitutive documents; the execution, delivery and performance of this Agreement are within such party’s power and have been duly authorized by all necessary action; and such party is voluntarily entering into this Agreement.

(b)                                 This Agreement constitutes a valid and legally binding agreement, enforceable against such party in accordance with its terms.

(c)                                  No consent or authorization of, filing with, notice to or other act by or in respect of, any governmental or regulatory authority or any other person is required in connection with such party’s entry into, and performance of, this Agreement, except for consents, authorizations, filings and notices which have been obtained or made and are in full force and effect or which are immaterial in nature; and the entry into and performance of this Agreement by such party does not and will not conflict with, or result in the default under, any material agreement or document of such party, its constituent documents or any applicable law, regulation or court order, consent or ruling.

(d)                                 Each Consenting Certificateholder represents and warrants that, as of the date hereof, it beneficially holds, or advises or manages for a beneficial holder, the principal amount of Certificates set forth on the signature page attached hereto; and to that extent it advises or manages the Certificates for any beneficial holder, it has the authority to enter into this Agreement on behalf of any such beneficial holder and that this Agreement is a valid and legally binding agreement, enforceable against that holder and such party.

(e)                                  The Facility Lessee represents that, as of the date of this Agreement, there are no Events of Default that have occurred and are continuing under the Operative Documents other than the Specified Defaults.

(f)                                   Except as explicitly provided herein, none of the Forbearing Parties have made any assurances concerning (i) the manner in which or whether the Specified Defaults may be resolved or (ii) any additional forbearance, waiver, restructuring or other accommodations.

5.                                      Other Agreements.

(a)                                 Payment of Certain Fees.  The Facility Lessee shall pay to the Consenting Certificateholders, the Owner Lessor and the Owner Participant all fees, costs and expenses of the Consenting Certificateholders, the Owner Lessor and the Owner Participant incurred from January 1, 2018 through the end of the Forbearance Period, including, without limitation, reasonable and documented fees and out-of-pocket costs and expenses of counsel and financial advisors.  The Facility Lessee shall pay such fees, costs and expenses no later than the tenth (10th) calendar day after monthly invoices for payment of such fees, costs and expenses are delivered to the Facility Lessee by the Consenting Certificateholders, the Owner Lessor and/or the Owner Participant (as applicable).

(b)                                 Disclosure; Confidentiality.  The Facility Lessee shall, as soon as practicable but no later than two (2) Business Days after the Agreement Effective Date, publicly file an announcement of its entry into this Agreement along with a copy of this Agreement.  The Facility Lessee agrees that all information provided by the Consenting Certificateholders hereunder, including the identity of each Consenting Certificateholder, will be maintained in confidence and will not be disclosed publicly or to third parties other than the Facility Lessee’s advisors and agents, except as may be required by applicable law or regulation, a court or other governmental agency.  When the Facility Lessee publicly files a copy of this Agreement with the SEC or otherwise, it shall redact each Consenting Certificateholder’s signature page in any such filing so as to not disclose such Consenting Certificateholder’s identity or holdings information.

6.                                      Revocation and Termination.  The Forbearance Period shall automatically terminate if any of the following events shall occur (each, an “Event of Termination”):

(a)                                 the failure of the Facility Lessee to comply with any term, condition or covenant set forth in this Agreement for a period of longer than five (5) Business Days;

(b)                                 other than the Specified Defaults, there occurs and is continuing any (i)  Lease Event of Default, (ii) Lease Indenture Event of Default, (iii) Pass Through Event of Default, or (iv) Lease Indenture Payment Default;

(c)                                  the reduction, or cancellation or termination prior to the Stated Expiration Date (as defined therein), of those certain irrevocable standby letters of credit Nos. SB-27439 and SB-

27440 (as amended), issued by Natixis, New York Branch in favor of the Lease Indenture Trustee and Deutsche, as successor to Bankers Trust Company, as Lease Indenture Trustee under the Lease Indenture Trust, Mortgage and Security Agreement, dated as of August 24, 200, between Keystone Lessor Genco LLC and Bankers Trust Co. (now Deutsche) and the failure to replace them with other Qualified Credit Support under the Participation Agreement;

(d)                                 the Facility Lessee issues a notice terminating any engagement letter, fee letter  or similar agreement or arrangement with any of OMM, Guggenheim, Paul, Weiss or Houlihan;

(e)                                  the Facility Lessee commences a case under title 11 of the United States Code or any equivalent; or

(f)                                   the Facility Lessee provides written notice to the Forbearing Parties or their respective advisors that it is terminating discussions regarding a Potential Transaction.

7.                                      Miscellaneous.

(a)                                 Interpretive Matters.

(i)                                     Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term “including” is not limiting.  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Section, subsection and clause references herein are to this Agreement unless otherwise specified.

(ii)                                  The term “person” as used in this Agreement shall be broadly interpreted to include, without limitation, any individual, corporation, company, partnership or other entity.

(b)                                 Headings.  Section and subsection headings in this Agreement are included herein for convenience of reference only and will not constitute a part of this Agreement for any other purpose or be given any substantive effect.

(c)                                  Applicable Law.  Except as otherwise expressly provided in any of the Operative Documents, in all respects, including all matters of construction, validity and performance, this Agreement will be governed by and construed in accordance with, the laws of the State of New York.

(d)                                 Successors and Assigns.  The provisions of this Agreement will be binding upon the parties hereto and their respective successors and assigns.

(e)                                  Counterparts.  This Agreement may be executed in counterparts, each of which when so executed will be deemed an original, but all such counterparts together will constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other similar method of electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)                                   Amendment.  This Agreement may only be amended or modified in writing by the Facility Lessee, the Lease Indenture Trustee, the Owner Lessor, the Owner Participant, the Pass Through Trustee and each Consenting Certificateholder.

8.                                      Venue; Jury Trial Waiver. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING VENUE AND JURY TRIAL WAIVER SET FORTH IN SECTION 6.13 OF THE PARTICIPATION AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS, INCLUDING WITH RESPECT TO PARTIES TO THIS AGREEMENT THAT ARE NOT PARTIES TO THE PARTICIPATION AGREEMENT.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

NRG REMA LLC

/s/ Mark A. McFarland
By:	Mark A. McFarland
Its:	President

[Signature Page to Forbearance Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Conemaugh Lessor Genco LLC

By: Wilmington Trust Company,
not in its individual capacity, but solely as
Lessor Manager under the LLC Agreement

By:	/s/ Robert P. Hines Jr.
	Name:	Robert P. Hines Jr.
	Title:	Vice President

[Signature Page to Forbearance Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Wilmington Trust Company,
in its individual capacity

By:	/s/ Robert P. Hines Jr.
	Name:	Robert P. Hines Jr.
	Title:	Vice President

[Signature Page to Forbearance Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PSEGR Conemaugh Generation, LLC,

By:	/s/ Lawrence J. Paparella
	Name:	Lawrence J. Paparella
	Title:	Manager

*Signature pages of the Consenting Certificateholders on file with GenOn.

[Signature Page to Forbearance Agreement]